Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-042

Deposited Assets Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

26 November 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Freddie Mac Class A Multifamily M Certificates Series M-042 (the “Certificates”)

Deposited Assets Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Federal Home Loan Mortgage Corporation (“Freddie Mac”), Dominium TEBS Sponsor I, LLC (the “Sponsor”) and Jefferies LLC (“Jefferies,” together with Freddie Mac and the Sponsor, the “Specified Parties”), solely to assist Freddie Mac with respect to certain information relating to a pool of tax-exempt loans evidenced by multifamily notes issued by various state and local government entities to finance affordable multifamily housing (the “Deposited Assets”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.

An electronic data file labeled “Dominium TEBS Mode Conversion - Data Tape 2019.11.22.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that Freddie Mac indicated contains information relating to the Deposited Assets as of 1 December 2019 (the “Cutoff Date”),

b.	Imaged copies of:
i.	The loan note or project note (the “Loan Note”),
ii.	The bond counsel opinion (the “Opinion of Counsel”),
iii.	The land use restriction agreement (the “LURA”),
iv.	The engineering report and appraisal (the “Appraisal”) and
v.

The funding loan agreement and corresponding project loan agreement to the funding loan agreement, as applicable (collectively and as applicable, the “Loan Agreement,” together with the Loan Note, Opinion of Counsel, LURA and Appraisal, the “Source Documents”),

that Freddie Mac indicated relate to each Deposited Asset,

c.	The list of relevant characteristics relating to the Deposited Assets (the “Bond Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Deposited Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Deposited Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Deposited Assets,
iii.	Whether the originator(s) of the Deposited Assets complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Deposited Assets that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

26 November 2019

Attachment A

Procedure performed and our associated findings

As instructed by Freddie Mac, for each Deposited Asset with a property name value of:

a.	Bluffs at Cherry Hills Apartments,
b.	Chariot Pointe Apartments,
c.	Landon Trace Townhomes,
d.	Park Haven Apartments,
e.	Pine Tree Apartments,
f.	Silver Gardens Apartments,
g.	Villages of Gallatin/Autumn Ridge,
h.	Waterview Apartments and
i.	Woodside Village,

as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information on the Source Documents or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of Freddie Mac, described in the notes on Exhibit 1 to Attachment A. The Source Document(s), as applicable, that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics and Source Documents

Bond Characteristic	Data File Field Name	Source Document(s)	Note

Bond issue and series	Property Name	Loan Note	i.

Original issue date	Original Issuance Date	Loan Note

Principal amount deposited	Principal Amount Deposited	Loan Note

Interest rate	Interest Rate	Loan Note

Bond interest payments date	Interest Payment Dates	Loan Note

Stated maturity date	Stated Maturity Date	Loan Note

Bond trustee (fiscal agent)	Fiscal Agent	Loan Agreement

Bond counsel	Bond Counsel	Opinion of Counsel or Loan Agreement	ii.

Property name	Property Name	Appraisal

Address	Address	Appraisal

City	City	Appraisal

State	State	Appraisal

Zip	Zip	Appraisal

Total units	Total Units	Appraisal

Year built	Year Built	Appraisal

Year renovated	Year Renovated	Appraisal

Bond regulatory rental/income restrictions	Bond Regulatory Rental/Income Restrictions	LURA

Amortization term (original)	Term (Original)	Loan Note

Amortization term (remaining)	Amortization Term (Remaining)	Recalculation	iii.

Interest only begin date	Interest Only Begin Date	Loan Note

Interest only end date	Interest Only End Date	Loan Note

Exhibit 1 to Attachment A

Bond Characteristic	Data File Field Name	Source Document(s)	Note

First optional prepayment date with premium	First Optional Prepayment Date with Premium	Loan Note

First optional prepayment date at par	First Optional Prepayment Date at Par	Loan Note

Prepayment provisions	Prepayment Provisions	Loan Note

Expected stabilization date	Stabilization Date	Appraisal	iv.

Debt type	Debt Type	Loan Note

Interest type (fixed or variable)	Interest Type (Fixed or Variable)	Loan Note

Original loan amount	Original Loan Amount	Loan Note

Original loan term	Original Loan Term	Loan Note

Remaining loan term	Remaining Loan Term	Recalculation	v.

Loan payment frequency	Loan Payment Frequency	Loan Note

Interest rate calculation type	Interest Calculation Type	Loan Note

Loan interest payment dates	Loan Interest Payment Dates	Loan Note

First loan payment date	First Loan Payment Date	Loan Note

Servicing fee	Servicing Fee	Loan Agreement

Exhibit 1 to Attachment A

Note:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Bond Characteristic for each Deposited Asset, the Sponsor, on behalf of Freddie Mac, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the Opinion of Counsel or Loan Agreement. We performed no procedures to reconcile any differences that may exist relating to the information on the Opinion of Counsel and Loan Agreement.

iii.

For the purpose of comparing the indicated Bond Characteristic for each Deposited Asset, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining amortization term as the minimum of:

a.	Amortization term (original) and
b.	The sum of:
i.	Amortization term (original),
ii.	Interest only period and
iii.	The difference between:
1.	Original bond term and
2.	Remaining bond term,

all as shown on the Data File.

iv.

For the purpose of comparing the indicated Bond Characteristic for each Deposited Asset with an expected stabilization date of “N/A,” as shown on the Data File, the Sponsor, on behalf of Freddie Mac, instructed us not to compare the indicated Bond Characteristic for each Deposited Asset with an expected stabilization date of “N/A,” as shown on the Data File.

For the purpose of comparing the indicated Bond Characteristic for each Deposited Asset with an expected stabilization date of “stabilized,” as shown on the Data File, the Sponsor, on behalf of Freddie Mac, instructed us to note agreement if the value on the Appraisal was on or prior to the Cutoff Date.

For the purpose of comparing each remaining Deposited Asset, the Sponsor, on behalf of Freddie Mac, instructed us to note agreement if the value on the Data File agreed with the corresponding information on the Appraisal.

v.	For the purpose of comparing the indicated Bond Characteristic for each Deposited Asset, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining bond term as the product of:
a.	The quotient of:
i.	The difference in days (assuming a 360-day year consisting of twelve 30-day months) between the Cutoff Date and stated maturity date, as shown on the Data File, and
ii.	360 and
b.	twelve.

Exhibit 1 to Attachment A

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that is described in the note above.